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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------



Date of report (Date of earliest event reported): July 14, 2005
                                                  ---------------------

                               LUCILLE FARMS, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                          1-12506                 13-2963923
---------------------------       ---------------------      -------------------
(State or Other Juris-            (Commission File No.)        (IRS Employer
diction of Incorporation)                                    Identification No.)


150 River Road, Montville, New Jersey                                  07045
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
                                                   ---------------


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 14, 2005, the Registrant announced results for its fourth quarter and year ended March 31, 2005. A copy of the press release is attached as an exhibit.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                           99.1     Press release, dated July 14, 2005.



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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LUCILLE FARMS, INC.



                                   By: /s/ Jay Rosengarten
                                       ----------------------------------------
                                       Jay Rosengarten, Chief Executive Officer




Date: July 14, 2005



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                                  Exhibit Index


No.                                     Description
---                                     -----------

99.1                                    Press release, dated July 14, 2005.